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As filed with the Securities and Exchange Commission on June 4, 2013

Registration No. 333-187661

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

TRANSMONTAIGNE PARTNERS L.P.
TLP FINANCE CORP.*
(Exact name of registrant as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation or organization)	34-2037221 20-8940577 (I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100
Denver, Colorado 80202
(303) 626-8200
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Charles L. Dunlap
Chief Executive Officer
TransMontaigne GP L.L.C.
1670 Broadway, Suite 3100
Denver, Colorado 80202
(303) 626-8200
(Address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Ryan J. Maierson Latham & Watkins LLP 811 Main Street, Suite 3700 Houston, Texas 77002 (713) 546-5400	Michael A. Hammell Executive Vice President and General Counsel TransMontaigne GP L.L.C. 1670 Broadway, Suite 3100 Denver, Colorado 80202 (303) 626-8200

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
From time to time after the effective date of this registration statement.

           If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

           If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

           If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

           If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

           If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective on filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

           If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

           Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

           The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

*
The companies listed on the next page in the Table of Additional Registrant Guarantors are also included in this Registration Statement as additional Registrants.

 TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor(1)	State or Other Jurisdiction of Incorporation or Formation	I.R.S. Employer Identification Number
Razorback L.L.C.	Delaware	06-1745991
TLP Mex L.L.C.	Delaware	26-1336143
TLP Operating Finance Corp.	Delaware	20-8940732
TMOC Corp.	Delaware	26-1336064
TPME L.L.C.	Delaware	26-1330595
TPSI Terminals L.L.C.	Delaware	06-1745984
TransMontaigne Operating Company L.P.	Delaware	34-2037161
TransMontaigne Operating GP L.L.C.	Delaware	51-0536029
TransMontaigne Terminals L.L.C.	Delaware	06-1745985

(1)
The address, including zip code, and telephone number, including area code, of each additional registrant guarantor's principal executive office is 1670 Broadway, Suite 3100, Denver, Colorado 80202, (303) 626-8200.

 Explanatory Note

        TransMontaigne Partners L.P. is filing this Amendment No. 1 (the "Amendment") to its Registration Statement on Form S-3 (File No. 333-187661) as an exhibit-only filing to update its filing of Exhibit 23.2 and to restate the list of exhibits set forth in Item 16 of Part II of the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note, Part II of the Registration Statement, the signature pages to the Registration Statement and the filed exhibit. The prospectus is unchanged and has been omitted.

1

 PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution

        The following is an estimate of the expenses (all of which are to be paid by the registrant) that we may incur in connection with the securities being registered hereby.

SEC registration fee		$136,400
FINRA filing fee	$	*
Fees and expenses of the trustee	$	*
Printing expenses	$	*
Legal fees and expenses	$	*
Accounting fees and expenses	$	*
Miscellaneous	$	*

Total	$	*

*
These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.    Indemnification of Directors and Officers

TransMontaigne Partners L.P.

        TransMontaigne Partners L.P. is a Delaware limited partnership. Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act ("DRULPA") empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever. The section of the prospectus entitled "Description of Our Partnership Agreement—Indemnification" discloses that we will generally indemnify officers, directors and affiliates of our general partner to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by reference.

        Under our partnership agreement, in most circumstances, we will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

  •
  our general partner;

  •
  any departing general partner;

  •
  any person who is or was an affiliate of our general partner or any departing general partner;

  •
  any person who is or was a director, officer, member, partner, fiduciary or trustee of any entity set forth in the preceding three bullet points;

  •
  any person who is or was serving as director, officer, member, partner, fiduciary or trustee of another person at the request of our general partner, any departing general partner, an affiliate of our general partner or an affiliate of any departing general partners; and

  •
  any person designated by our general partner.

        Any indemnification under these provisions will only be out of our assets. Unless our general partner otherwise agrees, it will not be personally liable for, or have any obligation to contribute or lend funds or assets to us to enable us to effectuate, indemnification. We may purchase insurance against liabilities asserted against and expenses incurred by persons for our activities, regardless of whether we would have the power to indemnify the person against liabilities under our partnership agreement.

        We expect that any underwriting agreement to be entered into in connection with the sale of the securities offered pursuant to this registration statement will provide for indemnification by the underwriters of us, our general partner, our general partner's directors and our general partner's officers who sign the registration statement, and any person who controls us or our general partner, including indemnification for liabilities under the Securities Act.

TransMontaigne GP L.L.C.

        Our general partner, TransMontaigne GP L.L.C., is a Delaware limited liability company. Section 18-108 of the Delaware Limited Liability Company Act (the "Delaware LLC Act") provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a Delaware limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

TLP Finance Corp.

        TLP Finance Corp. ("TFC") is a Delaware corporation. Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") empowers a corporation to indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful.

        Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and the indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person's heirs, executors and administrators. Section 145 also empowers the corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145.

        Section 102(b)(7) of the DGCL provides that a corporation's certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

        The certificate of incorporation of TFC currently provides that each director shall not be personally liable to such corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Additionally, the bylaws of TFC sets forth the extent to which the directors and officers of TFC may be indemnified by TFC against liabilities which they may incur while serving in such capacity. The bylaws generally provide that TFC will indemnify the directors and officers of TFC who are or were a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of TFC or of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection therewith, provided that the applicable standard of conduct set forth in Section 145 of the DGCL was met and, provided further, that such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred in the case of an action or suit by or in the right of TFC to procure a judgment in its favor. Subject to the procedures for indemnification of directors and officers set forth in the bylaws, the indemnification of the directors and officers of TFC provided for therein is in all other respects substantially similar to that provided for in Section 145 of the DGCL. Any such indemnification shall continue as to a person who has ceased to be a director or officer of TFC and shall inure to the benefit of the heirs, executors, and administrators of such person.

Subsidiary Guarantors

        Each of TLP Operating Finance Corp. ("TOFC") and TMOC Corp. ("TMOC") is a Delaware corporation. The indemnification provisions of the DGCL described in "TLP Finance Corp." above also relate to the directors and officers of TOFC and TMOC. TOFC's and TMOC's certificate of incorporation currently provides that each director shall not be personally liable to such corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. TOFC's and TMOC's bylaws provide generally that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is the legal representative of, is or was or has agreed to be become a director or officer of TOFC or TMOC, as applicable, or otherwise is or was serving or has agreed to serve as a director, officer, employee or agent shall be indemnified and held harmless to the fullest extent of the DGCL.

        TransMontaigne Operating Company L.P. ("TOCLP") is a Delaware limited partnership. Section 17-108 of the DRULPA empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever.

        Each of Razorback L.L.C., TLP Mex L.L.C., TPME L.L.C., TPSI Terminals L.L.C., TransMontaigne Operating GP L.L.C. and TransMontaigne Terminals L.L.C. is a Delaware limited liability company (each, a "Delaware LLC"). Section 18-108 of the Delaware LLC Act provides that a limited liability company may, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, and has the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Item 16.    Exhibits

        (a)   Exhibits

        A list of exhibits filed with this registration statement on Form S-3 is set forth on the Exhibit Index and is incorporated herein by reference.

Item 17.    Undertakings

        (a)   Each undersigned registrant hereby undertakes:

          (1)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i)  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii)  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii)  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  provided, however, that paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.

          (2)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

            (A)  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

            (B)  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

          (5)   That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

            The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

                (i)  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

               (ii)  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

              (iii)  The portion of any other free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

              (iv)  Any other communications that is an offer in the offering made by the undersigned registrant to the purchaser.

        (b)   Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

        (d)   Each undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the SEC under section 305(b)(2) of the Trust Indenture Act of 1939.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, Colorado on June 4, 2013.

TransMontaigne Partners L.P.
By:	TransMontaigne GP L.L.C., its general partner
By:	/s/ CHARLES L. DUNLAP Charles L. Dunlap Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in their indicated capacities, which are with the general partner of the registrant, on June 4, 2013.

SIGNATURE	TITLE	DATE

/s/ CHARLES L. DUNLAP Charles L. Dunlap	Chief Executive Officer	June 4, 2013
/s/ FREDERICK W. BOUTIN Frederick W. Boutin	Executive Vice President, Chief Financial Officer and Treasurer	June 4, 2013
* Robert T. Fuller	Vice President and Chief Accounting Officer	June 4, 2013
* Stephen R. Munger	Chairman of the Board of Directors	June 4, 2013
* Randall P. O'Connor	Director	June 4, 2013
* Goran Trapp	Director	June 4, 2013
* Jerry R. Masters	Director	June 4, 2013

SIGNATURE		TITLE	DATE

* David A. Peters		Director	June 4, 2013
* Jay A. Wiese		Director	June 4, 2013
*By:	/s/ MICHAEL A. HAMMELL Michael A. Hammell Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, Colorado on June 4, 2013.

TLP Finance Corp.
By:	/s/ CHARLES L. DUNLAP Charles L. Dunlap Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in their indicated capacities on June 4, 2013.

SIGNATURE		TITLE	DATE

/s/ CHARLES L. DUNLAP Charles L. Dunlap		Chief Executive Officer and Director (Principal Executive Officer)	June 4, 2013
/s/ FREDERICK W. BOUTIN Frederick W. Boutin		Executive Vice President and Treasurer and Director (Principal Financial and Accounting Officer)	June 4, 2013
* Gregory J. Pound		Director	June 4, 2013
*By:	/s/ MICHAEL A. HAMMELL Michael A. Hammell Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, Colorado on June 4, 2013.

TLP Operating Finance Corp.
By:	/s/ CHARLES L. DUNLAP Charles L. Dunlap Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in their indicated capacities on June 4, 2013.

SIGNATURE		TITLE	DATE

/s/ CHARLES L. DUNLAP Charles L. Dunlap		Chief Executive Officer and Director (Principal Executive Officer)	June 4, 2013
/s/ FREDERICK W. BOUTIN Frederick W. Boutin		Executive Vice President, Chief Financial Officer and Treasurer and Director (Principal Financial and Accounting Officer)	June 4, 2013
* Gregory J. Pound		Director	June 4, 2013
*By:	/s/ MICHAEL A. HAMMELL Michael A. Hammell Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, Colorado on June 4, 2013.

TMOC Corp.
By:	/s/ CHARLES L. DUNLAP Charles L. Dunlap Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in their indicated capacities on June 4, 2013.

SIGNATURE		TITLE	DATE

/s/ CHARLES L. DUNLAP Charles L. Dunlap		Chief Executive Officer and Director (Principal Executive Officer)	June 4, 2013
/s/ FREDERICK W. BOUTIN Frederick W. Boutin		Executive Vice President, Chief Financial Officer and Treasurer and Director (Principal Financial and Accounting Officer)	June 4, 2013
* Gregory J. Pound		Director	June 4, 2013
*By:	/s/ MICHAEL A. HAMMELL Michael A. Hammell Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, Colorado on June 4, 2013.

TransMontaigne Operating GP L.L.C. TransMontaigne Operating Company L.P.
By:	TransMontaigne Operating GP L.L.C., its general partner
By:	/s/ CHARLES L. DUNLAP Charles L. Dunlap Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in their indicated capacities, which are with TransMontaigne Operating GP L.L.C., on June 4, 2013.

SIGNATURE		TITLE	DATE

/s/ CHARLES L. DUNLAP Charles L. Dunlap		Chief Executive Officer and Manager (Principal Executive Officer)	June 4, 2013
/s/ FREDERICK W. BOUTIN Frederick W. Boutin		Executive Vice President, Chief Financial Officer and Treasurer and Manager (Principal Financial and Accounting Officer)	June 4, 2013
* Gregory J. Pound		Manager	June 4, 2013
*By:	/s/ MICHAEL A. HAMMELL Michael A. Hammell Attorney-in-Fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, Colorado on June 4, 2013.

Razorback L.L.C. TLP Mex L.LC. TPME L.L.C. TPSI Terminals L.L.C. TransMontaigne Terminals L.L.C.
By:	TransMontaigne Operating Company L.P., its sole member
By:	TransMontaigne Operating GP L.L.C., its general partner
By:	/s/ CHARLES L. DUNLAP Charles L. Dunlap Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in their indicated capacities, which are with TransMontaigne Operating GP L.L.C., on June 4, 2013.

SIGNATURE		TITLE	DATE

/s/ CHARLES L. DUNLAP Charles L. Dunlap		Chief Executive Officer and Manager (Principal Executive Officer)	June 4, 2013
/s/ FREDERICK W. BOUTIN Frederick W. Boutin		Executive Vice President, Chief Financial Officer and Treasurer and Manager (Principal Financial and Accounting Officer)	June 4, 2013
* Gregory J. Pound		Manager	June 4, 2013
*By:	/s/ MICHAEL A. HAMMELL Michael A. Hammell Attorney-in-Fact

 EXHIBIT INDEX

Exhibit Number		Description
1.1	**	Form of Underwriting Agreement.

2.1		Facilities Sale Agreement, dated as of December 29, 2006, by and between TransMontaigne Product Services Inc. and TransMontaigne Partners L.P. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on January 5, 2007).

2.2		Facilities Sale Agreement, dated as of December 28, 2007, by and between TransMontaigne Product Services Inc. and TransMontaigne Partners L.P. (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed with the SEC on January 3, 2008).

3.1		Certificate of Limited Partnership of TransMontaigne Partners L.P., dated February 23, 2005 (incorporated by reference to Exhibit 3.1 of our Registration Statement on Form S-1 (Registration No. 333-123219) filed on March 9, 2005).

3.2		First Amended and Restated Agreement of Limited Partnership of TransMontaigne Partners L.P., dated May 27, 2005 (incorporated by reference to Exhibit 3.1 of our Annual Report on Form 10-K filed with the SEC on September 13, 2005).

3.3		First Amendment to First Amended and Restated Agreement of Limited Partnership of TransMontaigne Partners L.P., dated January 23, 2006 (incorporated by reference to Exhibit 3.3 of our Annual Report on Form 10-K filed with the SEC on September 13, 2005).

3.4		Second Amendment to First Amended and Restated Agreement of Limited Partnership of TransMontaigne Partners L.P., dated April 7, 2008 (incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K filed with the SEC on April 8, 2008).

4.1	†	Form of Indenture.

5.1	†	Opinion of Latham & Watkins LLP regarding the legality of the securities being registered hereby.

8.1	†	Opinion of Latham & Watkins LLP regarding tax matters.

12.1	†	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges.

23.1		Consent of Latham & Watkins LLP (included in Exhibits 5.1 and 8.1).

23.2	*	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

24.1	†	Powers of Attorney.

25.1	†	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association, as trustee under the indenture filed as Exhibit 4.1 above.

†
Previously filed.

*
Filed herewith.

**
To be filed as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 or in a post-effective amendment to this Registration Statement.

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TABLE OF ADDITIONAL REGISTRANT GUARANTORS
Explanatory Note
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 14. Other Expenses of Issuance and Distribution
  Item 15. Indemnification of Directors and Officers
  Item 16. Exhibits
  Item 17. Undertakings
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
SIGNATURES
EXHIBIT INDEX